                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report October 31, 1997


                        Auto-trol Technology Corporation
             (Exact name of registrant as specified in its charter)


      Colorado                       0-9247                   84-0515221
(State of Incorporation)          (Commission              (IRS Employer of
                                  File Number)             Identification No.)



              12500 North Washington, Denver, Colorado 80241-4919
                    (Address of Principal executive offices)


                            Area code (303) 452-4919
              (Registrant's Telephone Number including area code)

                        AUTO-TROL TECHNOLOGY CORPORATION

                               REPORT ON FORM 8-K
                      FOR THE MONTH ENDED OCTOBER 31, 1997

                               TABLE OF CONTENTS



                                                                        Page
                                                                        ----
ITEM 1         Changes in Control of Registrant                          1
ITEM 2         Acquisition or Disposition of Assets                      1
ITEM 3         Bankruptcy or Receivership                                1
ITEM 4         Changes in Registrant's Certifying Accountant             1
ITEM 5         Other Events                                              1
ITEM 6         Resignations of Registrant's Directors                    1
ITEM 7         Pro Forma Financial Information                           1
ITEM 8         Change in Fiscal Year                                     1
Signatures                                                               2

                        AUTO-TROL TECHNOLOGY CORPORATION


ITEM 1  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3  BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5  OTHER EVENTS

     Auto-trol Technology Corporation announced on October 17, 1997 that effective October 20, 1997 its common stock shares will cease being traded on the Nasdaq SmallCap Market and will begin trading on the OTC Bulletin Board.
The Nasdaq SmallCap existing and new listing requirements cannot be met by Auto-trol Technology Corporation. Quotations and trading will be available on the OTC Bulletin Board.


ITEM 6  RESIGNATION OF REGISTRANT'S DIRECTORS

     None

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

     None

ITEM 8  CHANGE IN FISCAL YEAR
     None

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                             AUTO-TROL TECHNOLOGY CORPORATION
                                                     (Registrant)


Date:  October 31, 1997                        /s/HOWARD B. HILLMAN
                                             ----------------------------------
                                               Howard B. Hillman,
                                               Chairman of the Board,
                                               President
                                               (Principal Executive Officer)

Date:  October 31, 1997                        /s/MARY LOU SCHWAB
                                             ----------------------------------
                                               Mary Lou Schwab
                                               Vice President, Finance
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)




                                       2